Rule 497(e)

Registration Nos. 333-33607 and 811-08333

NUVEEN SANTA BARBARA GROWTH PLUS FUND

SUPPLEMENT DATED JULY 1, 2010

TO THE PROSPECTUS DATED NOVEMBER 30, 2009

Effective July 1, 2010, the fund’s management fees have been lowered and the fund’s fee waiver and expense reimbursement arrangements have been modified. Consequently, the sections entitled “Fund Summary—Fees and Expenses of the Fund—Annual Fund Operating Expenses” and “Fund Summary—Fees and Expenses of the Fund—Example” are hereby replaced in their entirety with the following:

Annual Fund Operating Expenses1

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R3	Class I
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.50%	—
Other Expenses
Dividend Expense on Securities Sold Short	0.50%	0.50%	0.50%	0.50%
Enhanced Custody Expense	0.12%	0.12%	0.12%	0.12%
Remainder of Other Expenses	4.60%	4.60%	4.60%	4.60%
Total Other Expenses	5.22%	5.22%	5.22%	5.22%
Total Annual Fund Operating Expenses	6.47%	7.22%	6.72%	6.22%
Fee Waivers and Expense Reimbursements[2]	(4.35%)	(4.35%)	(4.35%)	(4.35%)
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	2.12%	2.87%	2.37%	1.87%
1	The fund’s operating expenses have been restated to reflect a reduction in management fees and a change in the fund’s fee waiver and expense reimbursement arrangements, effective as of July 1, 2010, as if such changes had been in effect during the fiscal year ended July 31, 2009. The information has been restated to better reflect anticipated expenses of the fund.
2	The investment adviser has agreed to waive fees and reimburse expenses through November 30, 2011 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, dividend expense on securities sold short, enhanced custody expense and extraordinary expenses) do not exceed 1.25% (1.60% after November 30, 2011) of the average daily net assets of any class of fund shares. The expense limitation expiring November 30, 2011, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the fund.

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses are at the applicable expense limitation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption				No Redemption
	A	C	R3	I	A	C	R3	I
1 Year	$778	$290	$240	$190	$778	$290	$240	$190
3 Years	$1,255	$945	$797	$646	$1,255	$945	$797	$646
5 Years	$1,772	$1,640	$1,395	$1,144	$1,772	$1,640	$1,395	$1,144
10 Years	$3,184	$3,487	$3,014	$2,515	$3,184	$3,487	$3,014	$2,515

*    *    *    *    *

Effective July 1, 2010, the section entitled “How We Manage Your Money—Who Manages the Fund—Management Fee” is hereby replaced in its entirety with the following:

The management fee schedule for the fund consists of two components—a fund-level fee, based only on the amount of assets within the fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by NAM and its affiliates.

The annual fund-level fee, payable monthly, is based upon the average daily net assets of the fund as follows:

Average Daily Net Assets	Fund-Level Fee
For the first $125 million	0.8000%
For the next $125 million	0.7875%
For the next $250 million	0.7750%
For the next $500 million	0.7625%
For the next $1 billion	0.7500%
For net assets over $2 billion	0.7250%

The complex-level fee begins at a maximum rate of 0.2000% of the fund’s average daily net assets, based upon complex-level assets of $55 billion, with breakpoints for assets above that level. Therefore, the maximum management fee rate for the fund is the fund-level fee plus 0.2000%. As of June 30, 2010, the effective complex-level fee for the fund was 0.1857% of the fund’s average daily net assets.

For the most recent fiscal year, NAM waived fees and reimbursed expenses in excess of the management fees paid by the fund.

NAM has agreed to waive fees and reimburse expenses so that total annual fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, dividend expense on securities sold short, enhanced custody expense and extraordinary expenses) for the fund do not exceed 1.25% through November 30, 2011, and 1.60% thereafter, of the average daily net assets of any class of fund shares. The expense limitation expiring November 30, 2011, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the fund.

Information regarding the Board of Trustees’ approval of investment advisory contracts is available in the fund’s annual report for the period ended July 31, 2010.

PLEASE KEEP THIS WITH YOUR FUND’S PROSPECTUS

FOR FUTURE REFERENCE